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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 11, 1995
                Date of Report (Date of earliest event reported)


                               NBD BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                            1-7127       38-1984850
(State or other jurisdiction                (Commission   (IRS Employer
 of incorporation)                           File Number   identification No.)

           611 WOODWARD AVENUE
           DETROIT, MICHIGAN                           48226
(Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number, including area code:  (313) 225-1000
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ITEM 5.  OTHER EVENTS

          On July 11, 1995, NBD Bancorp, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Chicago Corporation, a Delaware corporation ("FCC"), pursuant to which FCC will merge with and into the Company (the "Merger"). As a result of the Merger, the outstanding shares of FCC's common stock, par value $5.00 per share ("FCC Common Stock"), will be converted into the right to receive 1.81 shares of common stock of the Company, par value $1.00 per share ("Company Common Stock"), per share of FCC Common Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof). The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock, by holders of a majority of FCC Common Stock, and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as Exhibit 1 hereto and its terms are incorporated herein by reference.

          Simultaneously with their execution and delivery of the Merger Agreement, the Company and FCC entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which the Company granted FCC the right, upon the terms and subject to the conditions set forth therein, to purchase up to 31,270,000 shares of Company Common Stock at a price of $32-1/2 per share, and pursuant to the other of which FCC granted the Company the right, upon the terms and subject to the conditions set forth therein, to purchase up to 17,854,000 shares of FCC Common Stock of a price of $60-1/8 per share. The Stock Option Agreements are attached as Exhibits 2 and 3 hereto, respectively, and their terms are incorporated herein by reference.

          A copy of the Press Release, dated July 12, 1995, issued by the Company and FCC relating to the Merger is attached as Exhibit 4 hereto and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           1. Agreement and Plan of Merger dated as of July 11, 1995, by and between First Chicago Corporation and NBD Bancorp, Inc.

           2. Stock Option Agreement dated as of July 11, 1995, by and between First Chicago Corporation (as "Issuer") and NBD Bancorp, Inc. (as "Grantee").

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           3.  Stock Option Agreement dated as of July 11, 1995, by and between
               NBD Bancorp, Inc. (as "Issuer") and First Chicago Corporation (as "Grantee").

           4. Press Release, dated July 12, 1995, relating to transactions between First Chicago Corporation and NBD Bancorp, Inc.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NBD BANCORP, INC.



                         By: /s/ Daniel T. Lis
                             ______________________________
                             Name:  Daniel T. Lis
                             Title: Senior Vice President,
                                    Secretary and Chief Legal
                                    Officer

Date:  July 19, 1995

                                      -4-
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                                 EXHIBIT INDEX



Exhibit                                                         Sequential
  No.                    Description                            Page Number
- -------                  -----------                            -----------

   99.1                  Agreement and Plan of Merger dated
                         as of July 11, 1995, by and between
                         First Chicago Corporation and NBD
                         Bancorp, Inc.

   99.2 Stock Option Agreement dated as of July 11, 1995, by and between First Chicago Corporation (as "Issuer") and NBD Bancorp, Inc. (as "Grantee")

   99.3 Stock Option Agreement dated as of July 11, 1995, by and between NBD Bancorp, Inc. (as "Issuer") and First Chicago Corporation (as "Grantee")

   99.4                  Press Release, dated July 12, 1995,
                         relating to transactions between
                         First Chicago Corporation and NBD
                         Bancorp, Inc.

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